UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                            _______________________


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  June 23, 2009


                             TRANS-LUX CORPORATION
                             ---------------------
             (Exact name of registrant as specified in its charter)


      Delaware                     1-2257                    13-1394750
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(State or other jurisdiction     (Commission            (I.R.S. Employer
of incorporation)                 File Number)          Identification No.)


                       26 Pearl Street, Norwalk, CT 06850
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              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Rregistrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b) As part of a settlement agreement in the legal proceeding entitled Gabelli Funds, LLC v. Brandt et al, 09 Civ. 0830 (KMK), the Registrant has accepted the letters of resignation of Messrs. Matthew Brandt and Thomas Brandt as members of the Board of Directors of the Registrant effective
June 23, 3009. Mr. Matthew Brandt's current term would have expired in 2011 and Mr. Thomas Brandts's current term would have expired this year. Their decision to resign was not due to any disagreement with the Registrant.





                                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TRANS-LUX CORPORATION


                                                By:  /s/ Angela D. Toppi
                                                     ------------------------
                                                     Angela D. Toppi
                                                     Executive Vice President
                                                     and Chief Financial Officer


Date:  June 25, 2009